UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                January 20, 2005
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                Date of report (Date of earliest event reported)


                           Willow Grove Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                         000-49706                   80-0034942
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(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)            Identification No.)


Welsh and Norristown Roads, Maple Glen, Pennsylvania               19002
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(Address of principal executive offices)                         (Zip Code)


                                 (215) 646-5405
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01    OTHER EVENTS

On January 20, 2005, Willow Grove Bancorp, Inc. and Chester Valley Bancorp Inc. announced that they had entered into an Agreement and Plan of Merger dated as of January 20, 2005 pursuant to which the two companies will merge.

For additional information, reference is made to the press release dated January 20, 2005, which is included as Exhibit 99.1 and is incorporated herein by reference thereto.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable
     (b)  Not applicable
     (c)  Exhibits

The following exhibit is filed herewith.

             Exhibit                                 Description
             -------                   -------------------------------------
             99.1                      Press Release dated January 20, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Willow Grove Bancorp, Inc.


Date      01/20/05                   By:  /s/  Frederick A. Marcell Jr.
    ----------------------                --------------------------------------
                                          Frederick A. Marcell Jr.
                                          President and Chief Executive Officer

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